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Exhibit 99.1

July 27, 2006

JANUS ANNOUNCES SECOND QUARTER 2006 RESULTS

Second quarter earnings of $0.15 per diluted share

Long-term net outflows of $400 million for quarter

Strongest 1- and 3-year relative investment performance in five years

Company buys back $105 million of its stock during quarter

DENVER—Janus Capital Group Inc. (NYSE: JNS) today reported second quarter net income of $31.1 million, or $0.15 per diluted share, compared with net income of $35.3 million, or $0.17 per diluted share, in the first quarter 2006, and $25.7 million, or $0.12 per diluted share, in the second quarter 2005. The company's investment management operating margins for the second quarter 2006 were 24.6% compared with 27.1% in the first quarter 2006 and 21.0% in the second quarter 2005. As previously disclosed, first quarter 2006 results included a $5 million net benefit from an insurance recovery that was partially offset by non-recurring charges.

Flows and Assets Under Management

Average assets under management during the second quarter were nearly flat at $154.0 billion compared with $154.4 billion during the first quarter 2006. At June 30, 2006, the company's total assets under management were $153.4 billion compared with $158.1 billion at March 31, 2006. The lower assets at the end of the second quarter reflect long-term net outflows of $0.4 billion, money market net inflows of $1.2 billion and $5.5 billion in market depreciation and fund performance.

Janus' INTECH subsidiary had net inflows of $2.6 billion in the second quarter compared with net inflows of $4.0 billion in the first quarter 2006. Excluding INTECH, Janus' long-term net outflows totaled $3.0 billion in the second quarter 2006 versus long-term net outflows of $0.5 billion in the first quarter 2006. Approximately $1.2 billion of the long-term net outflows during the second quarter came from small-cap value products.

"Despite the downturn in the market and this quarter's flows, Janus has come a long way," said CEO Gary Black. "If we keep delivering consistently strong performance, I'm confident our investments in expanding our distribution will pay off."

Investment Management

Janus' investment management performance remained strong during the first quarter, driving continued improvement in the company's five-year results. As of June 30, 2006, approximately 84%, 78% and 64% of the funds in the company's primary retail fund family, Janus Investment Fund (JIF), were in the top half of their Lipper categories on a one-, three- and five-year total-return basis, respectively. (Detailed Lipper rankings and performance data for all JIF funds are on pages 9 - 12.)

"Our relative performance is the best it's been in more than five years," Black said. "Being able to deliver consistent results through all market cycles is our top priority—and much of our success is due to our rigorous research and disciplined investment process."(1)

(1)
Based on Lipper relative performance on a 1- and 3-year total-return basis as of 6/30/06.

At the end of June, 57% of the rated funds in Janus' primary fund family had received either four- or five-star overall ratings from Morningstar and 61% of those funds had earned four- or five-star ratings on a three-year basis (based on risk-adjusted returns). (Detailed Morningstar ratings are on page 13.)

Financial Discussion

Financial Highlights
(dollars in millions, except per share data or as noted)

	Three Months Ended
	June 30, 2006	March 31, 2006	June 30, 2005
Investment Management Segment
Average Assets (in billions)	$154.0	$154.4	$129.3
Ending AUM (in billions)	$153.4	$158.1	$130.3
Revenues	$233.1	$232.5	$208.7
Operating Expenses	$175.8	$169.6	$164.8
Operating Income	$57.3	$62.9	$43.9
Operating Margin	24.6%	27.1%	21.0%
Printing and Fulfillment Operating Loss	$(4.1)	$(3.7)	$(4.1)
Consolidated Net Income	$31.1	$35.3	$25.7
Diluted Earnings per Share	$0.15	$0.17	$0.12
Shares Repurchased (in millions)	5.3	5.7	3.8
Cost of Shares Repurchased	$104.9	$125.0	$55.3

Investment Management Segment—Second Quarter 2006 versus First Quarter 2006

Second quarter revenues of $233.1 million were up slightly from the $232.5 million in the previous quarter. Second quarter 2006 operating expenses totaled $175.8 million, an increase of $6.2 million from the first quarter. Approximately $5.0 million of the increased expenses came from the net credit recorded in the first quarter and discussed on the first page of this release. The remaining $1.2 million increase primarily reflects higher long-term incentive compensation and marketing costs, offset by lower employee compensation and benefits.

Printing and Fulfillment Segment

Janus' printing business, Rapid Solutions Group (RSG), had an operating loss of $4.1 million in the second quarter of 2006 compared with a $3.7 million loss in the previous quarter. RSG's core business results were nearly flat quarter to quarter.

Capital and Liquidity

At June 30, 2006, Janus had stockholders' equity of $2.5 billion, cash and investments of $674.1 million and $375.7 million of outstanding debt. As part of its capital and liquidity management, Janus reduced its outstanding shares by 2.3% during the second quarter by repurchasing 5.3 million shares of its common stock at an average price of $19.66 per share and a total cost of $104.9 million.

Second Quarter 2006 Earnings Call Information

Janus Capital Group will discuss its results during a conference call on Thursday, July 27 at 10 a.m. Eastern Daylight Time. The call-in number will be 877-301-7574. Anyone outside the U.S. or Canada should call 706-643-3623. The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com/ir) approximately one hour prior to the call. For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Founded in 1969, Denver-based Janus Capital Group Inc. (Janus) is a recognized leader of growth and risk-managed investment strategies. Our commitment to deliver for investors is rooted in our research-intensive approach and relentless passion to gain a competitive edge.

At the end of June 2006, Janus managed $153.4 billion in assets for more than four million shareholders, clients and institutions around the globe. Outside the U.S., Janus has offices in London, Milan, Tokyo and Hong Kong. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH) and Capital Group Partners, Inc. (doing business as Rapid Solutions Group). In addition, Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC.

Contacts:

Shelley Peterson, 303-316-5625
Blair Johnson, 720-210-1439

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Data presented reflects past performance, which is no guarantee of future results. Rankings referenced exclude money markets.

Funds distributed by Janus Distributors LLC (7/06).

This press release includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus' Annual Report on Form 10-K for the year ended December 31, 2005, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Many of these factors are beyond the control of the Company and its management. Any forward-looking statements contained in this release are as of the date on which such statements were made. The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

JANUS CAPITAL GROUP INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

(dollars in millions, except per share data)

	Three Months Ended
	June 30, 2006	March 31, 2006	June 30, 2005
Investment Management Revenues:
Investment management fees	$187.0	$185.6	$161.8
Performance fees	4.3	4.2	5.5
Shareowner servicing fees and other	41.8	42.7	41.4

Total	233.1	232.5	208.7

Investment Management Operating Expenses:
Employee compensation and benefits	78.2	83.4	69.4
Long-term incentive compensation	23.0	22.0	18.5
Marketing and advertising	7.7	5.4	9.0
Distribution	27.2	26.8	25.9
Depreciation and amortization	8.3	8.3	9.4
General, administrative and occupancy	31.4	33.7	38.6
Mutual fund investigation recoveries, net of charges	—	(10.0)	(6.0)

Total	175.8	169.6	164.8

Investment Management Operating Income	57.3	62.9	43.9
Printing and Fulfillment Segment:
Revenue	21.5	23.6	20.6
Operating expenses	23.7	25.4	22.8
Intangibles amortization	1.9	1.9	1.9

Printing and Fulfillment Operating Loss	(4.1)	(3.7)	(4.1)
Interest expense	(7.2)	(7.0)	(7.2)
Other income, net	7.8	9.0	11.4
Income tax provision	(19.5)	(22.2)	(15.7)
Equity in earnings of unconsolidated affiliate	2.0	1.7	1.7
Minority interest in consolidated earnings	(5.2)	(5.4)	(4.3)

Net Income	$31.1	$35.3	$25.7

Basic Earnings per Share
Weighted average shares outstanding (in millions)	205.3	210.1	221.0
Basic earnings per share	$0.15	$0.17	$0.12
Diluted Earnings per Share
Weighted average shares outstanding (in millions)	206.4	211.7	221.8
Diluted earnings per share	$0.15	$0.17	$0.12
Average Assets Under Management (in billions)	$154.0	$154.4	$129.3

JANUS CAPITAL GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	June 30, 2006	December 31, 2005
Assets
Cash and cash equivalents	$337.9	$552.6
Investments	336.2	334.1
Other assets	263.2	285.5
Property and equipment, net	58.4	64.7
Intangibles and goodwill, net	2,474.8	2,391.6

Total Assets	$3,470.5	$3,628.5

Liabilities and Stockholders' Equity
Debt	$375.7	$376.3
Other liabilities	208.0	246.9
Deferred income taxes	424.2	424.1
Stockholders' equity	2,462.6	2,581.2

Total Liabilities and Stockholders' Equity	$3,470.5	$3,628.5

UNAUDITED CONDENSED CONSOLIDATED

CASH FLOW INFORMATION

(dollars in millions)

	Three Months Ended
	June 30, 2006	March 31, 2006	June 30, 2005
Cash provided by (used in)
Operating activities	$114.6	$32.2	$100.1
Investing activities	10.4	(128.2)	83.4
Financing activities	(114.3)	(129.4)	(62.4)

Net change during period	$10.7	$(225.4)	$121.1

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended
	June 30, 2006	March 31, 2006	June 30, 2005
Growth/Blend
Beginning of period assets	$71.5	$68.5	$66.3
Sales	3.0	3.5	1.6
Redemptions	4.4	3.6	5.2

Net Sales (redemptions)	(1.5)	(0.1)	(3.7)
Market appreciation	(3.1)	3.1	2.0

End of period assets	$66.9	$71.5	$64.7

Global/International
Beginning of period assets	$13.3	$12.2	$13.4
Sales	0.9	0.9	0.3
Redemptions	1.2	1.1	1.9

Net Sales (redemptions)	(0.3)	(0.2)	(1.7)
Market appreciation	(0.4)	1.3	(0.2)

End of period assets	$12.6	$13.3	$11.5

Mathematical/Quantitative
Beginning of period assets	$50.6	$44.7	$27.6
Sales	3.8	5.7	4.0
Redemptions	1.1	1.7	0.3

Net Sales (redemptions)	2.6	4.0	3.8
Market appreciation	(1.7)	1.8	0.4

End of period assets	$51.5	$50.6	$31.7

Fixed Income
Beginning of period assets	$4.9	$5.2	$5.9
Sales	0.2	0.2	0.3
Redemptions	0.4	0.4	0.4

Net Sales (redemptions)	(0.2)	(0.3)	(0.2)
Market appreciation	—	—	0.1

End of period assets	$4.7	$4.9	$5.7

Value
Beginning of period assets	$11.1	$10.4	$10.2
Disposition	—	—	(0.2)
Sales	0.7	1.0	0.7
Redemptions	1.8	1.0	1.0

Net Sales (redemptions)	(1.1)	0.1	(0.4)
Market appreciation	(0.3)	0.6	0.4

End of period assets	$9.7	$11.1	$10.0

Money Market
Beginning of period assets	$6.7	$7.5	$8.5
Sales	12.4	9.5	9.2
Redemptions	11.3	10.4	11.0

Net Sales (redemptions)	1.2	(0.8)	(1.8)
Market appreciation	—	—	—

End of period assets	$7.9	$6.7	$6.7

Total
Beginning of period assets	$158.1	$148.5	$131.8
Disposition	—	—	(0.2)
Sales	21.1	20.8	16.3
Redemptions	20.3	18.2	20.2

Net Sales (redemptions)	0.8	2.6	(3.9)
Market appreciation	(5.5)	6.9	2.6

End of period assets	$153.4	$158.1	$130.3

Total Excluding Money Markets
Beginning of period assets	$151.4	$141.0	$123.3
Disposition	—	—	(0.2)
Sales	8.6	11.3	6.9
Redemptions	9.0	7.8	9.0

Net Sales (redemptions)	(0.4)	3.5	(2.1)
Market appreciation	(5.5)	6.9	2.6

End of period assets	$145.5	$151.4	$123.6

Total Excluding Mathematical/Quantitative & Money Markets
Beginning of period assets	$100.8	$96.2	$95.7
Disposition	—	—	(0.2)
Sales	4.9	5.6	2.8
Redemptions	7.9	6.2	8.7

Net Sales (redemptions)	(3.0)	(0.5)	(5.9)
Market appreciation	(3.8)	5.1	2.2

End of period assets	$94.0	$100.8	$91.9

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented. Therefore totals and subtotals may not foot.

Janus Investment Funds ("JIF")

			Lipper Rankings Based on Total Returns as of 6/30/06
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM Inception	Lipper Category	Percentile Rank (%)	Rank/ Total Funds	Percentile Rank (%)	Rank/ Total Funds	Percentile Rank (%)	Rank/ Total Funds	Percentile Rank (%)	Rank/ Total Funds	Percentile Rank (%)	Rank/ Total Funds
Growth Funds
Janus Fund	Jan-06	Large-Cap Growth Funds	28	195 / 705	34	202 / 594	73	350 / 482	42	70 / 167	‡
Janus Twenty Fund(1)	Aug-97	Large-Cap Growth Funds	4	22 / 705	1	2 / 594	8	38 / 482	1	1 / 167	4	7 / 230
Janus Mercury Fund	Jan-06	Large-Cap Growth Funds	23	161 / 705	17	100 / 594	54	260 / 482	9	14 / 167	‡
Janus Olympus Fund(1)	Aug-97	Multi-Cap Growth Funds	45	183 / 414	47	164 / 355	53	151 / 284	25	24 / 97	18	23 / 134
Janus Enterprise Fund	Jan-02	Mid-Cap Growth Funds	39	219 / 572	23	105 / 473	62	223 / 360	70	94 / 134	20	78 / 396
Janus Venture Fund(1)	Jan-01	Small-Cap Growth Funds	61	323 / 533	21	92 / 454	28	100 / 360	37	44 / 118	30	100 / 343
Janus Orion Fund	Jun-00	Multi-Cap Growth Funds	1	1 / 414	1	3 / 355	3	8 / 284	—	—	29	64 / 226
Janus Triton Fund	Jan-06	Small-Cap Growth Funds	10	52 / 533	—	—	—	—	—	—	‡
Janus Research Fund	Feb-05	Multi-Cap Growth Funds	6	22 / 414	—	—	—	—	—	—	5	19 / 401
Core Funds
Janus Growth and Income Fund	Dec-03	Large-Cap Core Funds	9	73 / 848	8	54 / 725	20	121 / 609	3	7 / 241	5	36 / 755
Janus Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	19	73 / 392	39	105 / 271	36	74 / 209	3	2 / 85	11	41 / 390
Janus Contrarian Fund	Feb-00	Multi-Cap Core Funds	1	7 / 819	1	2 / 585	3	11 / 430	—	—	11	36 / 334
Janus Fundamental Equity Fund	Apr-05	Large-Cap Core Funds	1	6 / 848	2	8 / 725	4	21 / 609	2	3 / 241	1	6 / 838
INTECH Risk-Managed Stock Fund	Feb-03	Multi-Cap Core Funds	50	403 / 819	13	73 / 585	—	—	—	—	24	135 / 574
International/Global Funds
Janus Worldwide Fund	Jun-04	Global Funds	95	352 / 371	99	286 / 290	99	224 / 227	69	59 / 85	92	293 / 319
Janus Overseas Fund	Jun-03	International Funds	1	1 / 908	1	2 / 769	17	101 / 611	5	11 / 231	1	2 / 769
Janus Global Life Sciences Fund	Dec-98	Health/Biotechnology Funds	36	63 / 174	13	20 / 159	47	61 / 130	—	—	31	15 / 48
Janus Global Technology Fund	Jan-06	Science & Technology Funds	21	59 / 287	37	94 / 257	43	95 / 222	—	—	‡
Janus Global Opportunities Fund	Jun-01	Global Funds	99	366 / 371	60	172 / 290	22	49 / 227	—	—	22	49 / 227

Value Funds
Janus Mid Cap Value Fund—Inv(2)	Aug-98	Mid-Cap Value Funds	46	121 / 264	43	91 / 215	33	47 / 142	—	—	4	3 / 77
Janus Small Cap Value Fund—Inv.(1,2)	Feb-97	Small-Cap Core Funds	91	578 / 640	84	426 / 508	66	258 / 391	—	—	21	29 / 140
Income Funds
Janus Flexible Bond Fund	Dec-91	Intermediate Inv Grade Debt Funds	43	205 / 477	49	198 / 411	20	63 / 323	26	37 / 146	4	2 / 56
Janus High-Yield Fund	Dec-03	High Current Yield Funds	46	203 / 444	63	248 / 395	51	160 / 313	13	14 / 114	43	173 / 407
Janus Short-Term Bond Fund	Jun-03	Short Investment Grade Debt Funds	26	57 / 226	21	38 / 182	48	64 / 135	20	14 / 70	21	38 / 182
Janus Federal Tax-Exempt Fund	Feb-05	General Muni Debt Funds	45	117 / 259	88	219 / 248	68	152 / 224	83	119 / 143	42	107 / 255
	Percent of JIF Funds per Lipper Quartile based on Total Returns
	1-Year	3-Year	5-Year	10-Year	Since PM Inception
1st Quartile	44.0%	52.2%	36.4%	60.0%	71.4%
2nd Quartile	40.0%	26.1%	27.3%	20.0%	23.8%
3rd Quartile	4.0%	8.7%	31.8%	13.3%	0.0%
4th Quartile	12.0%	13.0%	4.5%	6.7%	4.8%

Lipper Inc.—A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Data presented reflects past performance, which is no guarantee of future results.

Notes:

  (1)
  Closed to new investors

  (2)
  Ranking is for the investor share class only; other classes may have different performance characteristics.

  ##
  The Fund's since PM-Inception ranking is not available.

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-975-9932 or visit www.janus.com for performance current to the most recent month-end.

See notes to performance on the following page.

Janus Investment Fund ("JIF")

		Average Annual Total Returns (%) for Periods Ended 6/30/06(1)
	Inception Date	1 Year	3 Year	5 Year	10 Year	Life of Fund
Growth Funds
Janus Fund	2/70	7.07	8.80	(2.52)	5.97	13.64
Janus Twenty Fund(3)	4/85	11.73	15.13	2.74	9.98	13.18
Janus Mercury Fund	5/93	7.62	10.27	(1.60)	8.17	12.03
Janus Olympus Fund(3,5)	12/95	10.54	12.06	0.39	8.93	10.86
Janus Enterprise Fund	9/92	13.77	17.00	1.97	5.86	11.07
Janus Venture Fund(3,6)	4/85	10.65	17.92	5.58	8.43	13.29
Janus Orion Fund(6,7,8,23)	6/00	24.65	21.57	9.58	—	(1.62)
Janus Triton Fund(4,6)	2/05	20.53	—	—	—	16.20
Janus Research Fund(7)	2/05	21.64	—	—	—	18.11
Core Funds
Janus Growth and Income Fund	5/91	12.36	13.34	2.86	11.15	13.23
Janus Balanced Fund	9/92	8.20	8.47	4.54	9.72	11.01
Janus Contrarian Fund(7,10,13)	2/00	22.05	23.56	9.73	—	8.39
Janus Fundamental Equity Fund(2,10)	6/96	17.76	15.92	5.32	12.71	12.70
INTECH Risk-Managed Stock Fund(10,11,12)	2/03	9.77	15.70	—	—	18.31
International/Global Funds
Janus Worldwide Fund(11)	5/91	10.45	9.60	(1.47)	5.78	10.61
Janus Overseas Fund(7,9,10,11,15)	5/94	52.33	33.29	11.83	12.73	13.85
Janus Global Life Sciences Fund(10,11)	12/98	6.63	12.77	2.08	—	9.55
Janus Global Technology Fund(7,10,11,14)	12/98	13.92	11.24	(4.30)	—	2.40
Janus Global Opportunities Fund(11)	6/01	8.39	15.73	8.49	—	8.48
Value Funds
Janus Small Cap Value Fund—Inv.(3,8,16)	10/87	7.48	15.53	8.50	15.40	14.24
Janus Mid Cap Value Fund—Inv.(8,10,17)	8/98	11.58	18.54	11.19	—	17.28
Income Funds
Janus Flexible Bond Fund(10,18,19,20)	7/87	(0.87)	1.77	5.05	6.00	7.41
Janus High-Yield Fund(8,10,11,18,19,20,24)	12/95	4.77	7.22	7.23	7.05	8.04
Janus Short-Term Bond Fund(10,18,19,21)	9/92	2.27	2.02	3.01	4.83	4.63
Janus Federal Tax-Exempt Fund(10,18,19,21,22)	5/93	0.63	1.60	3.92	4.32	4.47

Notes:

(1)
All figures unaudited.

(2)
Effective 06/30/06, Janus Core Equity Fund has been renamed Janus Fundamental Equity Fund.

(3)
Closed to new investors.

(4)
Effective at the close of the New York Stock Exchange on 6/30/06, Blaine Rollins is no longer the portfolio manager of Janus Triton Fund, and Brian Schaub and Chad Meade are now the Fund managers.

(5)
Effective at the close of the New York Stock Exchange on 6/30/06, Claire Young is no longer the portfolio manager of Olympus Fund, and Ron Sachs is now the Fund manager.

(6)
This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

(7)
This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

(8)
Due to certain investment strategies, some funds may have an increased position in cash.

(9)
Returns have sustained significant gains due to market volatility in the financials sector.

(10)
The Fund will invest at least 80% of its net assets in the type of securities described by its name.

(11)
A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(12)
For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

(13)
The Fund held approximately 17.6% of its assets in Indian securities as of March 31, 2006 and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

(14)
Returns have sustained significant gains due to market volatility in the information technology sector.

(15)
The Fund held approximately 15.9% and 13.2% of its assets in India and Brazil securities, respectively, as of March 31, 2006, and the Fund has experienced significant gains due, in part, to its investments in India and Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India and/or Brazil.

(16)
Returns shown for Janus Small Cap Value Fund prior to April 21, 2003 are those of Berger Small Cap Value Fund.

(17)
Returns shown for Janus Mid Cap Value Fund prior to April 21, 2003 are those of Berger Mid Cap Value Fund.

(18)
Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the fund by the portfolio manager.

(19)
As of June 30, 2006, the 30-day SEC Yield was 4.06% on Janus Federal Tax-Exempt Fund, 4.74% on Janus Flexible Bond Fund, 7.45% on Janus High-Yield Fund and 4.89% on Janus Short-Term Bond Fund.

(20)
Adviser has agreed to waive a portion of the Fund's expenses if they exceed the designated cap. If during the periods shown, the Fund's actual expenses exceeded the cap, its total return would have been lower. There were no waivers in effect for the most recent period presented.

(21)
Janus Capital has contractually agreed to waive Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund's total operating expenses to the levels indicated in the prospectus until at least March 1, 2007. Without such waivers, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund's yield as of June 30, 2006 would have been 4.42% and 3.57%, respectively and total returns would have been lower.

(22)
Income may be subject to state or local taxes and to a limited extent certain federal tax. Capital gains are subject to federal, state and local taxes.

(23)
The Fund held approximately 10.6% of its assets in Brazilian securities as of March 31, 2006 and the Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

(24)
Due to additional expense accruals deducted from the fund, the yield experienced a negative fluctuation. There is no guarantee of any future expense accruals from the fund.

Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Please see a Janus prospectus or janus.com for more information about fund holdings and details.

Janus Investment Fund ("JIF")

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Fund	Large Growth Funds	***	1361	***	1361	**	1081	***	402
Janus Enterprise Fund	Mid-Cap Growth Funds	***	823	****	823	***	642	**	231
Janus Growth and Income Fund	Large Growth Funds	*****	1361	*****	1361	****	1081	*****	402
Janus Mercury Fund	Large Growth Funds	***	1361	****	1361	***	1081	***	402
Janus Olympus Fund(1)	Large Growth Funds	***	1361	****	1361	***	1081	***	402
Janus Orion Fund	Mid-Cap Growth Funds	*****	823	*****	823	*****	642		N/A
Janus Twenty Fund(1)	Large Growth Funds	****	1361	*****	1361	****	1081	****	402
Janus Venture Fund(1)	Small Growth Funds	***	646	****	646	***	509	**	182
Janus Triton Fund	Small Growth Funds		N/A		N/A		N/A		N/A
Janus Research Fund	Large Growth Funds		N/A		N/A		N/A		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	***	191	****	191	***	156		N/A
Janus Global Technology Fund	Specialty-Technology Funds	****	282	****	282	****	243		N/A
Janus Overseas Fund	Foreign Large Growth Funds	****	195	*****	195	****	153	****	66
Janus Worldwide Fund	World Stock Funds	**	403	*	403	*	314	**	136
Janus Global Opportunities Fund	World Stock Funds	****	403	***	403	****	314		N/A
Janus Balanced Fund	Moderate Allocation Funds	****	794	***	794	****	619	****	301
INTECH Risk-Managed Stock Fund	Large Blend Funds	*****	1476	*****	1476		N/A		N/A
Janus Fundamental Equity Fund	Large Blend Funds	*****	1476	*****	1476	****	1175	*****	443
Janus Contrarian Fund	Large Blend Funds	*****	1476	*****	1476	*****	1175		N/A
Janus Mid Cap Value Fund—Investor Shares(2)	Mid-Cap Value Funds	****	266	***	266	****	167		N/A
Janus Small Cap Value Fund—Investor Shares(1)(2)	Small Value Funds	*	291	**	291	*	205	****	64
Janus Federal Tax-Exempt Fund	Muni National Long Funds	**	292	**	292	**	275	**	198
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	****	905	***	905	****	702	****	354
Janus High-Yield Fund	High Yield Bond Funds	****	476	***	476	***	382	****	145
Janus Short-Term Bond Fund	Short-Term Bond Funds	***	335	****	335	***	239	***	141
Percent of funds rated 4 / 5 Stars		56.5%		60.9%		50.0%		50.0%

Data presented reflects past performance, which is no guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Notes:

  (1)
  Closed to new investors

  (2)
  Ranking is for the investor share class only; other classes may have different performance characteristics.

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JANUS ANNOUNCES SECOND QUARTER 2006 RESULTS